SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K


CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 1994



Westmoreland Coal Company
(Exact name of registrant as specified in its charter)



Delaware                     0-752                23-1128670
(State or other         (Commission File         (IRS Employer
jurisdiction of              Number)             Identification No.)
incorporation)


700 The Bellevue, 200 South Broad Street
Philadelphia, Pennsylvania                                  19102
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code: (215) 545-2500


Item 5.    Other Events.

   On April 18, 1994, Westmoreland Coal Company reported that its outside auditors, KPMG Peat Marwick, had issued a qualified opinion on the Company's 1993 financial statements, filed Friday, April 15 with the Securities and Exchange Commission.

   A press release describing the transaction is attached as an exhibit and incorporated herein by reference.

Item 7.    Exhibits.

   Press release dated April 18, 1994.





EXHIBIT INDEX


                                                    Sequentially
Exhibit    Description of Exhibit                   Numbered
Number                                              Page
  1        Press release dated April 18, 1994.	4







SIGNATURE





     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             WESTMORELAND COAL COMPANY




Date:  April 18, 1994        By:/s/ Francis J. Boyle
                                Francis J. Boyle
                                Senior Vice President,
                                Chief Financial Officer and Treasurer